                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 5, 2006


                       ANHEUSER-BUSCH COMPANIES, INC.
   -----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                Delaware                     1-7823              43-1162835
   -----------------------------------------------------------------------------
      (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)            File Number)         Identification No.)

         One Busch Place,             St. Louis, Missouri           63118
  ------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:  314-577-2000
                                                           ------------


                                    NONE
  ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On January 5, 2006, Anheuser-Busch, Inc. issued a press release announcing its U.S. beer volume results in 2005 for the fourth quarter and full year. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

Item 9.01         Financial Statements and Exhibits.

Exhibit 99 - Press Release issued by Anheuser-Busch, Inc. dated January 5, 2006, reporting its U.S. beer volume results in 2005.



                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANHEUSER-BUSCH COMPANIES, INC.
                                        (Registrant)



                                        BY: /s/ John F. Kelly
                                            -----------------------------------
                                            John F. Kelly
                                            Vice President and Controller


DATE: January 5, 2006


                                EXHIBIT INDEX
                                -------------



Exhibit No.       Description
-----------       -----------

    99 Press release issued by Anheuser-Busch, Inc. dated January 5, 2006, reporting its U.S. beer volume results in 2005.